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AMENDMENT TO LICENSE AGREEMENT
BETWEEN
BRISTOL-MYERS SQUIBB COMPANY
AND
SEATTLE GENETICS, INC.

    This Amendment to License Agreement (the "Amendment") is made as of July 26, 2000 by and between Bristol-Myers Squibb Company, a Delaware corporation having offices at P.O. Box 4000, Route 206 and Province Line Road, Princeton, New Jersey, 08543-4000 ("BMS"), and Seattle Genetics, Inc., a Delaware corporation having offices at 22215 26th Avenue SE, Bothell, WA 98021 ("SGI")

    WHEREAS, BMS and SGI are parties to that certain License Agreement dated March 30, 1998 as amended by that certain letter dated June 8, 1998 (the "Agreement");

    WHEREAS, BMS and SGI wish to amend the Agreement as set forth in this Amendment;

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

    1.  Section 13.7 of the Agreement is deleted in its entirety and replaced with the following:

  "13.7 Sublicenses and Sub-Sublicenses. Upon any termination of this Agreement, all sublicenses and sub-sublicenses granted by SGI under this Agreement and approved by BMS in accordance with Section 4.2 hereof (the "Approved Sublicense Agreements"), shall automatically convert to direct licenses between BMS and the respective sublicensee or sub-sublicensee; provided that such sublicensee or sub-sublicensee is then in full compliance with all terms and conditions of the Approved Sublicense Agreement, all payments owed thereunder to SGI and BMS have been paid, and such sublicensee or sub-sublicensee agrees at least ten (10) days prior to the effective date of termination of this Agreement to assume all obligations of SGI under this Agreement."

    The Parties, intending to be legally bound, have caused this Amendment to be executed by their authorized representatives on the dates set forth below.

BRISTOL MYERS SQUIBB COMPANY		SEATTLE GENETICS, INC.
By:	/s/ CHARLES LINZNER	By:	/s/ H. PERRY FELL
Name:	Charles Linzner	Name:	H. Perry Fell
Title:	Vice President Senior Counsel	Title:	President

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AMENDMENT TO LICENSE AGREEMENT BETWEEN BRISTOL-MYERS SQUIBB COMPANY AND SEATTLE GENETICS, INC.